Investor Presentation
Data as of June 30, 2012
Ticker Symbol: FULT (NASDAQ)

▪ This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,”
 “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.
▪ Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
▪ Many factors could affect future financial results including, without limitation: the impact of adverse changes in the economy and real estate markets; increases in non-performing assets which may reduce the level of earning assets and require the Corporation to increase the allowance for credit losses, charge-off loans and incur elevated collection and carrying costs related to such non-performing assets; acquisition and growth strategies; market risk; changes or adverse developments in political or regulatory conditions; a disruption in, or abnormal functioning of, credit and other markets, including the lack of or reduced access to markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of, or methodology for determining, FDIC deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and other income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; relative balances of rate-sensitive assets to rate-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.
▪ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
 set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statements

About Us
▪ Mid-Atlantic financial holding company
▪ 6 community banks / 5 states
▪ Fulton Financial Advisors
▪ Fulton Mortgage Company
▪ 270 community banking offices
▪ Asset size: $16.3 billion
▪ 3,800 team members
▪ Market capitalization: $ 2.0 billion
▪ Book value per common share: $ 10.16
▪ Tangible book value per common share: $ 7.46
▪ Shares outstanding: 200.9 million

▪ 1. EPS Growth
▪ 2. ROA Improvement
▪ 3. Spread Management /Net Interest Margin
▪ 4. Improve Asset Quality
▪ 5. Deploy Capital Prudently
▪ 6. Leverage Market Opportunities
▪ 7. Profitable Organic / Acquisitive Growth
Corporate Goals and Priorities

Goals and Priorities
1. Earnings per Share Growth
✓Q2/12 Diluted EPS: 20 cents
Up 5.3% linked quarter (19 cents)
Up 11.1% year over year (18 cents)

Q2 2012	Q1 2012	$	%
	(dollars in thousands, except per-share data)			
Net Interest Income	**$ 137,530**	$ 138,690	$ (1,160)	-1%
Loan Loss Provision	**(25,500)**	(28,000)	2,500	-9%
Non-Interest Income	**51,830**	50,430	1,400	3%
Securities Gains	**1,540**	1,250	290	23%
Non-Interest Expenses	**(112,150)**	(110,710)	(1,440)	1%
Income Taxes	**(13,360)**	(13,530)	170	-1%
Net Income	**$ 39,890**	**$ 38,130**	**$ 1,760**	**5%**
Per Share (Diluted)	**$ 0.20**	**$ 0.19**	**$ 0.01**	**5%**

FULTON FINANCIAL
CORPORATION

Income Statement Summary

2012	2011	$	%
	(dollars in thousands, except per-share data)			
Net Interest Income	**$ 276,230**	$ 280,210	$ (3,980)	-1%
Loan Loss Provision	**(53,500)**	(74,000)	20,500	-28%
Non-Interest Income	**102,250**	89,290	12,960	15%
Securities Gains	**2,790**	1,950	840	43%
Non-Interest Expenses	**(222,860)**	(201,750)	(21,110)	10%
Income Taxes	**(26,890)**	(25,530)	(1,360)	5%
Net Income	**$ 78,020**	**$ 70,170**	**$ 7,850**	**11%**
Per Share (Diluted)	**$ 0.39**	**$ 0.35**	**$ 0.04**	**11%**

FULTON FINANCIAL CORPORATION

Income Statement Summary
(Six Months Ended June 30th)

Q2 2012	Q2 2011	$	%
	(dollars in millions)			
Comm'l Mort	**$ 4,650**	$ 4,440	$ 210	5%
Commercial	**3,540**	3,680	(140)	-4%
Home Equity	**1,600**	1,625	(25)	-2%
Resid Mort	**1,185**	1,025	160	16%
Construction	**620**	680	(60)	-9%
Consumer/Other	**390**	400	(10)	-3%
Total Loans	**$ 11,985**	**$ 11,850**	**$ 135**	**1%**

FULTON FINANCIAL CORPORATION

Ending Loans

$0.20
$0.15
$0.10
$0.05
$0.00
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12

FULTON FINANCIAL CORPORATION

Diluted EPS

Non-Interest Income (in millions)

$200
$160
$120
$80
$40
$-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
YTD Jun
YTD Dec

FULTON FINANCIAL CORPORATION

CAGR = 6.7%

Q2 2012	Q1 2012	$	%
		(dollars in thousands)		
Mort. Banking Income	**$ 11,140**	**$ 10,050**	1,090	11%
Invt Mgt & Trust	**9,820**	**9,380**	$ 440	5%
Overdraft & NSF Fees	**8,090**	**7,970**	120	2%
Service Charges	**4,460**	**4,260**	200	5%
Merchant Fees	**3,380**	**2,860**	520	18%
Cash Mgt Fees	**2,820**	**2,610**	210	8%
Debit Card Fees	**2,210**	**2,100**	110	5%
Other	**9,910**	**11,200**	(1,290)	-12%
	$ 51,830	**$ 50,430**	**$ 1,400**	**3%**

FULTON FINANCIAL CORPORATION

Non-Interest Income

2012	2011	$	%
		(dollars in thousands)		
Mort. Banking Income	$ 21,190	$ 11,520	9,670	84%
Invt Mgt & Trust	19,200	18,840	$ 360	2%
Overdraft & NSF Fees	16,060	15,600	460	3%
Service Charges	8,720	6,910	1,810	26%
Merchant Fees	6,240	4,660	1,580	34%
Cash Mgt Fees	5,430	5,130	300	6%
Debit Card Fees	4,310	8,810	(4,500)	-51%
Other	21,100	17,820	3,280	18%
	$102,250	$ 89,290	$ 12,960	15%

FULTON FINANCIAL CORPORATION

Non-Interest Income
(Six Months Ended June 30th)

Non-Interest Income Growth
▪ Fulton Mortgage Company
 ▪ Significant Contributor to Non-interest Income
 ▪ Strong Pipeline with Low Rate Environment
 ▪ Leverage our Market Reputation and Brand
 ▪ Expanded Origination Staff
▪ Fulton Financial Advisors ($4.0 billion A.U.M.)
 ▪ Brokerage Production Mix (non-recurring / recurring)
 ▪ Referrals from Commercial Bank
 ▪ Team Market Development

Fulton Mortgage Company
▪ Applications up linked quarter: $824
 million from $812 million
▪ Pipeline $520 million vs. $428 million
 (Q2/12 vs. Q1/12)
▪ 39% purchase / 61% refinancing
 (Q2/12)
▪ Sales gains up linked quarter

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
GOS Spread 1.39%
Originations
Rate Locks
Gain On Sale

FULTON FINANCIAL CORPORATION

Fulton Mortgage Company
78%
Availabl
e for
Sale
GOS
Spread
1.42%
GOS
Spread
1.30%
GOS
Spread
1.55%
GOS
Spread
1.66%
84%
Available
for Sale
83%
Available
for Sale
71%
Availabl
e for
Sale
86%
Available
for Sale
GOS
Spread
1.58%
69%
Availabl
e for
Sale
($ in thousands)

Q2 2012	Q1 2012	$	%
	(dollars in thousands)			
Salaries & Benefits	**$ 60,090**	**$ 60,360**	$ (270)	0%
Occupancy & Equip.	**14,390**	**14,300**	90	1%
Data Proc. & Software	**6,030**	**5,860**	170	3%
Outside Services	**4,480**	**2,310**	2,170	94%
FDIC Insurance	**3,000**	**3,020**	(20)	-1%
Professional Fees	**2,980**	**2,580**	400	16%
OREO & Repo Expense	**2,820**	**2,930**	(110)	-4%
Marketing	**2,580**	**2,470**	110	4%
Supplies & Postage	**2,400**	**2,510**	(110)	-4%
Operating Risk Loss	**2,050**	**3,370**	(1,320)	-39%
Telecommunications	**1,480**	**1,900**	(420)	-22%
Other Expenses	**9,850**	**9,100**	750	8%
	$ 112,150	**$ 110,710**	**$ 1,440**	**1%**

Non-Interest Expenses

1. Enterprise-wide Risk Management
 and Compliance

2. Core Platform Conversion
(Continuation of longstanding Fiserv Relationship)
3. Asset Quality Improvement
Priority Resource Commitments

International Bancshares Corp.
People’s United Financial, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corporation
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
*Fulton’s peer group as of June 30, 2012
Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen / Frost Bankers, Inc.
First Horizon National
Corporation
FirstMerit Corporation
First Niagara Financial Group, Inc.

Peer Group*

66.0
64.0
62.0
60.0
58.0
56.0
54.0
52.0
50.0
63.8
63.8
57.2
2005
2006
2007
2008
2009
2010
2011
YTD 06/12
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

More Efficient Than Peers

* Comprised of the 50 largest publicly traded domestic banks/thrifts in asset size as of
December 31, 2011. Excludes credit card companies. Source : SNL.com

2. Improve Our Return on Assets
✓Q2/12: 0.98%
YTD 6/30/12: 0.96%
Goals and Priorities

1.60
1.20
0.80
0.40
0.00
-0.40
2005
2006
2007
2008
2009
2010
2011
YTD 06/12
0.96
0.89
0.84
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

ROA Growth

Assets ($ Millions)	Return on Average Assets 6 Months 06/30/12	Return on Average Assets Year 2011
Lafayette Ambassador Bank	$ 1,409	1.63%	1.47%
FNB Bank, NA	362	1.25%	1.44%
Fulton Bank, NA	9,109	1.25%	1.34%
Swineford National Bank	287	1.21%	1.60%
The Columbia Bank	2,016	0.73%	0.75%
Fulton Bank of New Jersey	3,337	0.36%	-0.17%
Fulton Financial Corporation	$ 16,338	0.96%	0.90%

FULTON FINANCIAL CORPORATION

ROA and Assets, by Bank

▪ 3. Spread Management / Net Interest
 Margin
▪ Q2/12: 3.78%
✓ Cost of interest bearing liabilities: 0.93%
✓ Yield on earning assets: 4.48%
Goals and Priorities

4.00
3.75
3.50
3.25
3.00
3.78
3.61
3.41
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

Net Interest Margin

6 month cumulative gap: 1.10
Interest Rate Shocks (6/30/12)
Rate Change NII Change (Annual)  % Change

 +400 bp  + $ 70.5 million  + 13.0%
 +300 bp  + $ 49.6 million  + 9.1%
 +200 bp  + $ 28.2 million  + 5.2%
 +100 bp   + $ 8.2 million  + 1.5%
 - 100 bp  - $ 17.1 million  - 3.1%

Q1 2009
Non-Int DDA
Int DDA
Money Mkt
Savings
Time
50%
15%
16%
11%
8%

Q2 2012
Non-Int DDA
Int DDA
Money Mkt
Savings
Time
31%
22%
20%
18%
9%

FULTON FINANCIAL
CORPORATION

Deposit Composition

▪ 4. Improve Asset Quality
Goals and Priorities

Non-accrual Loans to Loans

3.00
2.00
1.00
0.00
2005
2006
2007
2008
2009
2010
2011
Q2 12
1.70
1.32
1.18
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

2.60
2.30
2.00
1.70
1.40
1.10
0.80
2005
2006
2007
2008
2009
2010
2011
Q2 12
1.97
1.80
1.79
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

Allowance for Loan Losses to Loans

Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 43,898	$ 27,417	$ 10,334	$ 6,324	$ 5,898	$ 93,871
Maryland	5,515	15,763	10,840	3,191	1,338	36,647
New Jersey	14,621	31,494	12,573	5,819	6,192	70,699
Virginia	3,739	6,210	9,343	8,493	726	28,511
Delaware	196	1,295	34	1,546	1,174	4,245
	$ 67,969	$ 82,179	$ 43,124	$ 25,373	$ 15,328	$ 233,973
Ending Loans	3,540,000	4,650,000	620,000	1,185,000	1,990,000	11,985,000
NPL% (Jun-12)	1.92%	1.77%	6.96%	2.14%	0.77%	1.95%
NPL% (Mar-12)	2.35%	2.25%	9.22%	1.95%	0.71%	2.37%

** Includes loans > 90 days past due and accruing.*

FULTON FINANCIAL CORPORATION

Non-performing Loans* (6/30/12)

June 30, 2012		March 31, 2012	
	≥90 Days	Total	≥90 Days	Total
Commercial Mortgage	1.78%	2.19%	2.24%	2.67%
Commercial Loans	1.91%	2.57%	2.36%	2.71%
Construction Loans	6.96%	7.91%	9.25%	9.81%
Residential Mortgage	2.15%	5.09%	1.96%	4.72%
Home Equity	0.71%	1.54%	0.68%	1.42%
Consumer, leasing and other	0.99%	2.60%	0.84%	2.24%
Total	1.95%	2.81%	2.38%	3.09%

FULTON FINANCIAL CORPORATION

Loan Delinquency

$1,500
$1,200
$900
$600
$300
$-
$1,269
$978
$801
$615
$619
(23%)
(18%)
(23%)
1%
Dec-08
Dec-09
Dec-10
Dec-11
Jun-12

FULTON FINANCIAL CORPORATION

Construction Exposure
Construction Loans /
Total Loans
10.5%
8.2%
6.7%
5.1%
5.2%

$60
$40
$20
$0
50
50
45
45
40
40
40
40
38
36
31
30
28
25.5
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12

FULTON FINANCIAL CORPORATION

Provision for Credit Losses

▪ 5. Deploy Capital Prudently
Goals and Priorities

16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Q2 12

FULTON FINANCIAL
CORPORATION

Total Risk-Based Capital Ratio

FULT	Well-Capitalized
Total Risk-Based Capital Ratio	15.40%	10.00%
Tier 1 Risk-Based Capital Ratio	13.20%	6.00%
Leverage Capital Ratio	10.50%	5.00%

FULTON FINANCIAL CORPORATION

Capital Adequacy (6/30/12)

FULT (1)	Basel III (2)
Total Risk-Based Capital Ratio	14.60%	10.50%
Tier 1 Risk-Based Capital Ratio	11.10%	8.50%
Leverage Capital Ratio	9.50%	6.50%
Common Equity Tier 1 Ratio	11.10%	7.00%

(1) Estimates - based on proposed rules. Final rules, when issued, may differ from proposed. Application of the Basel III rules are also subject to further interpretation and clarification, which could result in changes to the estimates shown above.

(2) Fully-phased in requirements, with 2.50% conservation buffer.

FULTON FINANCIAL CORPORATION

Capital Adequacy vs. Basel III

$8.00
$6.00
$4.00
$2.00
$0.00
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12

FULTON FINANCIAL CORPORATION

Tangible Book Value Per Share

CAGR = 10.9%

Price-to-Tangible Book Value
Multiple of Tangible Book Value
1.50
1.00
0.50
-
1.25
1.54
FULT
Peer Group Average

Price-to-LTM EPS
Multiple of Trailing 12 Month EPS
15.00
10.00
5.00
-
12.16
15.48
FULT
Peer Group Average

FULTON FINANCIAL CORPORATION

Price Multiple vs. Peer Group

Note: As of 8/06/2012

Deploying Capital
 ▪ Current Uses
 ▪ Support organic growth
 ▪ Increase our cash dividend
 ▪ Stock repurchase
 ▪ Potential Uses
 ▪ Acquisitions with right opportunities

$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$-
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Cash Dividend per Share
Yield

FULTON FINANCIAL CORPORATION

FULT - Cash Dividend and Yield

CAGR (cash dividend) = 29.8%

▪ Program authorized: June 2012
▪ Initial shares purchased: July 2012
▪ Up to 5 million shares through 12/31/12
▪ About 2.5% of outstanding shares
▪ Shares repurchased as of market close
 August 8, 2012: 859,534
▪ Average purchase price: $ 9.37
Stock Repurchase Program

▪ 6. Leverage Market Opportunities
Goals and Priorities

Superior Customer Experience
CARE,
LISTEN,
UNDERSTAND
and
DELIVER

▪ Top 3 Box Satisfaction:   84%
▪ Delivery on our Promise:
 Top 3 Box      85%
*Survey Sample Size: 4,897 customers
Retail Customer Satisfaction*

▪ Commercial Households:
 ▪ Up 2.9% YTD (5.8% annualized)
▪ Retail Households:
 ▪ Up 1.6% YTD (3.2% annualized)
▪ Net Household Lift:
 ▪ Up 1.7% YTD (3.4% annualized)
New Household Growth YTD

▪ Counties ranked #1 in deposit market share
 ▪ Lebanon, PA (Fulton Bank 31.2%)
 ▪ Snyder, PA (Swineford National Bank 30.3%)
 ▪ Salem, NJ (Fulton Bank of New Jersey 27.2%)
▪ Counties ranked #2 in deposit market share
 ▪ Lancaster, PA (Fulton Bank 22.7%)
 ▪ Montour, PA (FNB Bank 29.5%)
 ▪ Gloucester, NJ (Fulton Bank of New Jersey 13.2%)
 ▪ Washington, MD (The Columbia Bank 19.7%)
▪ Counties ranked #3 in deposit market share
 ▪ Northampton, PA (Lafayette Ambassador Bank 14.3%)
 ▪ Warren, NJ (Fulton Bank of New Jersey 11.0%)
 ▪ Howard, MD (The Columbia Bank 10.9%)
Top County Market Share (6/30/11)

▪ 7. Profitable Organic /
 Acquisitive Growth
Goals and Priorities

- The Columbia Bank
- FNB Bank
- Fulton Bank
- Fulton Bank of New Jersey
- Lafayette Ambassador Bank
- Swineford National Bank

Pennsylvania
Lycoming
Columbia
Montour
Centre
Union
Snyder
Northumberland
Northampton
Lehigh
Schuylkill
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Delaware
Franklin
York
Sussex
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
New Jersey
Washington
Frederick
Baltimore
Cecil
Baltimore City
Howard
Montgomery
Anne Arundel
Prince Georges
Maryland
New Castle
Sussex
Delaware
Fairfax
Prince William
Richmond
Newport News
Virginia Beach
Chesapeake
Virginia

FULTON FINANCIAL CORPORATION

A Valuable Franchise

Madison, Oct.
• $93,766
Warrington, Apr.
• $71,820
Morris
Exton, June
• $80,036
Bucks
Chester
Ocean
Manahawkin, Apr.
• $56,652
Seven Oaks, Nov.
• $78,755
Anne Arundel
Waugh Chapel, Oct.
• $78,755
● Median Household County Income

FULTON FINANCIAL CORPORATION

2012 Branch Expansion

▪ Optimal asset size: $ 500 million to
 $2.5 billion (102 banks in footprint)
▪ Good fit geographically
▪ Earnings accretive /reasonable
 tangible book dilution
▪ Culturally compatible
▪ Acceptable risk profile
▪ Meaningful existing market share
Acquisitive Growth

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2012-08-13

Supplemental Information

Q2 2012	Q1 2012	$	%
	(dollars in millions)			
Nonint DDA	$ **2,670**	$ 2,570	$ 100	4%
Int DDA	**2,480**	2,460	20	1%
Savings/MMDA	**3,290**	3,340	(50)	-1%
Total Core Deposits	**8,440**	8,370	70	1%
CD's	**3,800**	3,950	(150)	-4%
Cash Management	**370**	360	10	3%
Total Deposits	$ **12,610**	$ 12,680	$ (70)	-1%

FULTON FINANCIAL CORPORATION

Average Deposits

Q2 2012	Q1 2012	Change	%
Net Interest Margin	**3.78%**	3.85%	-0.07%	-2%
Yield on Earning Assets	**4.48%**	4.61%	-0.13%	-3%
Cost of Funds	**0.75%**	0.81%	-0.06%	-7%
Fed Funds	**0.25%**	0.25%	-	-

FULTON FINANCIAL CORPORATION

Interest Rates

CD Maturities
(in Millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$726
$692
$504
$520
0.96%
1.12%
0.77%
1.21%
3Q2012
4Q2012
1Q2013
2Q2013
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Average CD Rates

FULTON FINANCIAL CORPORATION

Projected CD Maturities

Q2 2012	Q1 2012	$	%
	(dollars in millions)			
Comm'l Mort	**$ 4,635**	$ 4,620	$ 15	0%
Commercial	**3,530**	3,585	(55)	-2%
Home Equity	**1,600**	1,610	(10)	-1%
Resid Mort	**1,180**	1,140	40	4%
Construction	**640**	640	-	0%
Consumer/Other	**380**	385	(5)	-1%
Total Loans	**$ 11,965**	**$ 11,980**	**$ (15)**	**0%**

FULTON FINANCIAL CORPORATION

Average Loans

▪ 57 relationships with commitments to lend $20
 million or more
▪ Maximum individual commitment: $39 million
▪ Maximum commitment to any builder/developer:
 $28 million
 ▪ Maximum commitment to any one development project:
 $15 million
▪ Average commercial lending relationship size is
 $470,776
▪ Loans and corresponding relationships are within
 Fulton’s geographic market area
Summary of Larger Loans (6/30/12)

Average Loan Growth

(vs. prior year period)

12.0
9.0
6.0
3.0
0.0
-3.0
2005
2006
2007
2008
2009
2010
2011
YTD 06/12
5.5
2.9
0.6
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 6,188	$ 12,426	$ 1,164	$ 224	$ 2,158	$ 22,160
Maryland	2,477	1,551	978	295	1,443	6,744
New Jersey	7,760	15,096	6,650	690	1,346	31,542
Virginia	932	3,680	6,591	808	338	12,349
Delaware	(24)	868	27	178	517	1,566
	$ 17,333	$ 33,621	$ 15,410	$ 2,195	$ 5,802	$ 74,361
Avg Loans	3,560,000	4,630,000	640,000	1,160,000	1,980,000	11,970,000
NCO %	0.97%	1.45%	4.82%	0.38%	0.59%	1.24%

FULTON FINANCIAL CORPORATION

Net Charge-offs              (YTD June 2012)

Net Charge-Offs To Average Loans

1.50
1.00
0.50
0.00
2005
2006
2007
2008
2009
2010
2011
YTD 06/12
1.24
0.54
0.53
FULT
Peer
Top 50

FULTON FINANCIAL CORPORATION

350.0
300.0
250.0
200.0
150.0
100.0
50.0
2005
2006
2007
2008
2009
2010
2011
Q2 12
122.8
115.8
115.2
FULT
Peer
Top 50

FULTON FINANCIAL
CORPORATION

Allowance for Loan Losses to Non-accrual Loans

Industry	%
Services	18.1
Manufacturing	15.6
Construction	11.8
Wholesale	9.8
Retail	8.4
Health Care	7.7
Other	7.6
Real Estate	7.5
Agriculture	5.3
Transportation	2.9
Financial Services	2.8
Arts & Entertainment	2.5
Total	**100.0**

FULTON FINANCIAL CORPORATION

Commercial Loans by Industry

Ending Balance	% of Total	Variance to 6/30/11 $	%
	(dollars in thousands)			
Pennsylvania	$ 7,155,000	59.7%	$ 305,000	4%
New Jersey	2,300,000	19.2%	(100,000)	-4%
Maryland	1,220,000	10.2%	(60,000)	-5%
Virginia	945,000	7.9%	(30,000)	-3%
Delaware	365,000	3.0%	20,000	6%
	$ 11,985,000			

FULTON FINANCIAL CORPORATION

Loan Distribution by State (6/30/12)

Ending Balance	% of Total	NPL Balance	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 595,000	50.2%	$ 6,320	$ 5,980
Virginia	210,000	17.7%	8,490	12,150
New Jersey	160,000	13.5%	5,820	4,220
Maryland	140,000	11.8%	3,190	2,440
Delaware	80,000	6.8%	1,550	1,920
	$ 1,185,000		$ 25,370	$ 26,710

FULTON FINANCIAL CORPORATION

Residential Mortgages (6/30/12)

Residential Mortgage Repurchase Activity
First & Second Quarter:
▪2012 - Servicing Retained
 ▪  Repurchased  $ 3,550,000.
▪2012 - Servicing Released
 ▪  Repurchased  $   610,000.

Ending Balance	% of Total	NPL Balance	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 2,510,000	70.9%	$ 43,900	$ 38,620
New Jersey	510,000	14.4%	14,620	23,410
Maryland	300,000	8.5%	5,510	4,750
Virginia	180,000	5.1%	3,740	4,510
Delaware	40,000	1.1%	200	640
	$ 3,540,000		$ 67,970	$ 71,930

FULTON FINANCIAL CORPORATION

C&I Loans (6/30/12)

Ending Balance	% of Total	NPL Balance	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	**$ 2,540,000**	**54.6%**	**$ 27,420**	**$ 24,150**
New Jersey	**1,205,000**	**25.9%**	**31,490**	**35,780**
Maryland	**415,000**	**8.9%**	**15,760**	**3,990**
Virginia	**350,000**	**7.5%**	**6,210**	**3,900**
Delaware	**140,000**	**3.0%**	**1,300**	**2,050**
	$ 4,650,000		**$ 82,180**	**$ 69,870**

FULTON FINANCIAL
CORPORATION

Commercial Real Estate Loans (6/30/12)

Ending Balance	% of Total	NPL Balance	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 305,000	49.2%	$ 10,330	$ 6,720
Virginia	130,000	21.0%	9,340	5,480
New Jersey	90,000	14.5%	12,570	6,660
Maryland	75,000	12.1%	10,840	6,290
Delaware	20,000	3.2%	40	410
	$ 620,000		$ 43,120	$ 25,560

FULTON FINANCIAL CORPORATION

Construction Loans (6/30/12)

Ending Balance	% of Total
	(dollars in thousands)	
Commercial Residential	$ 330,000	53.2%
Commercial	230,000	37.1%
Other	60,000	9.7%
	$ 620,000	

FULTON FINANCIAL CORPORATION

Construction Loans by Type (6/30/12)

Ending Balance
		(dollars in thousands)
Commercial	**$**	**87,610**
Commercial Real Estate		**62,880**
Total Outstanding	**$**	**150,490**

Delinquency: 2.6%

FULTON FINANCIAL CORPORATION

Shared National Credits  (6/30/12)

Troubled Debt Restructurings

	06/30/12	12/31/11
	(in thousands)	
Residential Mtg	$ 33,520	$ 32,330
C&I/Comm'l Mtg	37,280	26,010
Construction	10,030	7,650
Consumer/other	620	190
	$ 81,450	$ 66,180

FULTON FINANCIAL CORPORATION

Note: Excludes non-accrual TDRs

ENDING BALANCE	WEIGHTED AVG. LIFE
	(in millions)	
Agency mortgage-backed securities	$ 1,099.3	4.05
Agency collateralized mortgage obligations	965.5	2.32
Municipal bonds	289.5	6.44
Auction rate securities	238.4	1.76
Corporate & trust preferred securities	132.2	15.55
U.S. Treasuries and agencies	2.3	0.57
FHLB & FRB stock	76.1	NA
Bank stocks	21.6	NA
Other investments	18.0	NA
Net unrealized gain / (loss)	27.8	NA
Total Investments	$ 2,870.8	4.06

FULTON FINANCIAL CORPORATION

Investment Portfolio (06-30-12)

Book Yield (monthly) 3.49%

$176
$169
$150
$140
3.47%
3.44%
3.48%
3.40%
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Investment Cash Flows (in Millions)
3.50%
3.48%
3.46%
3.44%
3.42%
3.40%
3.38%
3.36%
Cash Flow Yields
3Q2012
4Q2012
1Q2013
2Q2013

FULTON FINANCIAL CORPORATION

Projected Investment Security Cash Flows

$200,000,000
$180,000,000
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
Cash Flow
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Expense
$90,293,767
$112,300,966
$181,596,288
$157,060,613
$163,241,031
$1,383,288
$1,927,653
$4,883,560
$4,074,329
$3,998,272
Book Price
$102.14
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
MBS & CMO Cash Flow
Net Amortization Expense

FULTON FINANCIAL CORPORATION

Investment MBS & CMO Cash Flows (2011-2012)

Book Price
$101.51
Book Price
$101.87
Book Price
$101.48
Book Price
$102.12

Purchases		Amount	Yield	Weighted Avg. Life
US Treasury		-		-
US Agency		-		-
MBS		-		-
CMO - Agency		-		-
Municipal Bonds	$	4,733	1.52%	0.91
Municipal		11,830	3.94%	10.26
Corporate / Trust Preferred		2,994	1.69%	4.87
Total	$	19,557	3.01%	7.17

Sales		Amount	Book Yield		Gain / (Loss)
US Treasury		-			
US Agency		-			
MBS		-			-
CMO Agency	$	19,336	1.68%	$	77
Total	$	19,336	1.68%	$	77

FULTON FINANCIAL CORPORATION

Investment Portfolio - Transactions (2ND Quarter 2012)

($ in Thousands)

FHLB Advance Maturities (in Millions)
$30
$25
$20
$15
$10
$5
$0
$25
0.24%
$5
2.53%
3Q2012
4Q2012
1Q2013
2Q2013

FULTON FINANCIAL CORPORATION

Projected FHLB Advance Maturities

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2012-08-13